UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): September 3, 2013 (August 28, 2013)

DAYBREAK OIL AND GAS, INC.

(Exact Name of Registrant as Specified in its Charter)

Washington	000-50107	91-0626366
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

601 W. Main Ave., Suite 1017 Spokane, WA	99201
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (509) 232-7674

(Former Name or Former Address if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01

Entry into a Material Definitive Agreement

Working Interest in Kentucky Acreage

Effective August 28, 2013, Daybreak Oil and Gas, Inc., a Washington corporation (the “Company”) acquired a 25% working interest in approximately 6,100 acres in two large contiguous acreage blocks in the Twin Bottoms Field in Lawrence County, Kentucky (the “Kentucky Acreage”) from App Energy, LLC, a Kentucky limited liability company (“App”).  The working interest was acquired in connection with a series of transactions with the Company, App and the Company’s lender under its revolving credit facility, Maximilian Investors LLC, a Delaware limited liability company (the “Lender”).

Amended and Restated Loan Agreement

In connection with the Company’s acquisition of a working interest in the Kentucky Acreage, the Company entered into an Amended and Restated Loan and Security Agreement dated as of August 28, 2013 by and between the Company, as borrower, and the Lender (the “Amended Loan Agreement”).  The Amended Loan Agreement amended and restated in its entirety the Loan and Security Agreement dated as of October 31, 2012 between the Company and the Lender.  Pursuant to the Amended Loan Agreement, interest on the Company’s loans thereunder, including outstanding indebtedness, was decreased from 18% per annum to 12% per annum, with a monthly commitment fee of 0.5% per month of the outstanding principal balance of the loans remaining unchanged.  Loans under the Amended Loan Agreement will mature on August 28, 2017.   The obligations under the Amended Loan Agreement continue to be secured by a perfected first priority security interest in substantially all of the assets of the Company, including the Company’s leases in Kern County, California.  Pursuant to the Amended Loan Agreement, the Company’s revolving credit facility was increased to $90 million, divided into two borrowing sublimits.  The first borrowing sublimit is $50 million and is for borrowing by the Company, primarily for its ongoing oil and gas exploration and development activities.  The second borrowing sublimit, of $40 million, is for loans to be extended by the Company, as lender, to App, as borrower pursuant to a Loan and Security Agreement entered into between the Company and App as of August 28, 2013 (the “App Loan Agreement”), as described below.

The Amended Loan Agreement contains customary covenants for loan of such type, including among other things, covenants that restrict the Company’s ability to make capital expenditures, incur indebtedness, incur liens and dispose of property.  The Amended Loan Agreement also contains various events of default, including failure to pay principal and interest when due, breach of covenants, materially incorrect representations and bankruptcy or insolvency.  If an event of default occurs, all of the Company’s obligations under the Amended Loan Agreement could be accelerated by the Lender, causing all loans outstanding (including accrued interest and fees payable thereunder) to be declared immediately due and payable.

App Loan Agreement

The App Loan Agreement provides for a revolving credit facility of up to $40 million, maturing on August 28, 2017, with a minimum commitment of $2.65 million (the “Initial Advance”).  All funds advanced to App, as borrower, by Daybreak, as lender, are to be borrowed by Daybreak under its Amended Loan Agreement with the Lender.  The Initial Advance bears interest at a rate per annum equal to 16.8%, and subsequent loans under the Loan Agreement bear interest at a rate per annum equal to 12%.  The App Loan Agreement also provides for a monthly commitment fee of 0.6% per month of the outstanding principal balance of the loans.  The obligations under the App Loan Agreement are secured by a perfected first priority security interest in substantially all of the assets of App, including the Company’s leases in Lawrence County, Kentucky.

The proceeds of the initial borrowing by App of $2.65 million under the App facility were primarily used to (a) pay loan fees and closing costs, (b) repay indebtedness and (c) finance the drilling of three wells by App in the Kentucky Acreage in which the Company has a 25% working interest.  Future advances under the facility will primarily be used for oil and gas exploration and development activities.

The App Loan Agreement contains customary covenants for loan of such type, including, among other things, covenants that restrict App’s ability to make capital expenditures, incur indebtedness, incur liens and dispose of property.  The App Loan Agreement also contains various events of default, including failure to pay principal and interest when due, breach of covenants, materially incorrect representations and bankruptcy or insolvency.  If an event of default occurs, all of App’s obligations under the App Loan Agreement could be accelerated by the Company, causing all loans outstanding (including accrued interest and fees payable thereunder) to be declared immediately due and payable.

In connection with the App Loan Agreement, App also granted to the Company the 25% working interest in the Kentucky Acreage, as described above, and entered into a corresponding promissory note and a Mortgage, Leasehold Mortgage, Assignment of Production, Security Agreement and Financing Statement, both dated as of August 28, 2013.  App’s manager, John A. Piedmonte, Jr., also entered into a limited Indemnity Agreement in connection with the loan.  The loans under the App Loan Agreement are also guaranteed by certain of App’s affiliates.

See also discussion in Items 2.01, 2.03 and 3.02, which is incorporated herein by reference.

The foregoing descriptions of the Amended Loan Agreement and the App Loan Agreement, and the related agreements and the transactions contemplated thereby are qualified in their entirety by the full text of the documents attached hereto as exhibits and incorporated by reference in this report.

Item 2.01

Completion of Acquisition or Disposition of Assets

In connection with the Company’s acquisition from App of a 25% working interest in the Kentucky Acreage, described above, and entering into the Amended Loan Agreement, the Company granted to the Lender a 50% net profits interest after payout in the Company’s working interest in the Kentucky Acreage, pursuant to an Assignment of Net Profits Interest entered into as of August 28, 2013 by and between the Company and the Lender.

See also discussion in Item 1.01, which is incorporated herein by reference.

Item 2.03

Creation of a Direct Financial Obligation

See discussion in Item 1.01, which is incorporated herein by reference.

Item 3.02

Unregistered Sales of Equity Securities.

As consideration for the Lender facilitating the Company’s transactions with App and entering into the Amended Loan Agreement, as of August 28, 2013, the Company (a) issued to the Lender approximately 6.1 million shares of its common stock, representing 9.99% of the Company’s outstanding common stock on a fully-diluted basis at the time of grant, and (b) issued warrants to purchase shares of the Company’s common stock, for a strike price of $0.10 per share, representing the right to purchase up to an additional 9.99% of the Company’s outstanding common stock on a fully-diluted basis, calculated as of the date of grant, pursuant to a Warrant Agreement dated as of August 28, 2013 between the Company and the Lender.  The warrants have a three-year term and have a cash exercise provision.

The securities described herein were issued pursuant to the exemption from registration provided by Section 4(2) of the Securities Act of 1933, as amended, and Regulation D promulgated thereunder, in that the sale and purchase of such securities did not involve any public offering, the Lender is an “accredited investor” as that term is defined under Rule 501 of Regulation D, the Lender had access to information about the Company and its investment, the Lender took the securities for investment and not resale, and the Company took appropriate measures to restrict the transfer of the securities.

See also discussion in Item 1.01, which is incorporated herein by reference.

Item 9.01

Financial Statements and Exhibits.

(d)

Exhibits.

Number

Exhibit

10.1*

Amended and Restated Loan and Security Agreement dated as of August 28, 2013, by and between Daybreak Oil and Gas, Inc., as borrower, and Maximilian Investors LLC, as lender

10.2*

Loan and Security Agreement dated as of August 28, 2013, by and between App Energy, LLC, as borrower, and Daybreak Oil and Gas, Inc., as lender

10.3*

Partial Assignment of Interest in Oil and Gas Leases dated as of August 28, 2013, made by App Energy, LLC to Daybreak Oil and Gas, Inc.

10.4*

Assignment of Net Profits Interest dated as of August 28, 2013, made by Daybreak Oil and Gas, Inc. to Maximilian Investors LLC

10.5*

Warrant Agreement dated as of August 28, 2013, by and between Daybreak Oil and Gas, Inc. and Maximilian Investors LLC

99.1*

Press Release

*

Filed herewith.

[signature page follows]

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DAYBREAK OIL AND GAS, INC.

By: /s/ JAMES F. WESTMORELAND

James F. Westmoreland, President and Chief Executive Officer

Date: September 3, 2013

EXHIBIT INDEX

Number

Exhibit

10.1*

Amended and Restated Loan and Security Agreement dated as of August 28, 2013, by and between Daybreak Oil and Gas, Inc., as borrower, and Maximilian Investors LLC, as lender

10.2*

Loan and Security Agreement dated as of August 28, 2013, by and between App Energy, LLC, as borrower, and Daybreak Oil and Gas, Inc., as lender

10.3*

Partial Assignment of Interest in Oil and Gas Leases dated as of August 28, 2013, made by App Energy, LLC to Daybreak Oil and Gas, Inc.

10.4*

Assignment of Net Profits Interest dated as of August 28, 2013, made by Daybreak Oil and Gas, Inc. to Maximilian Investors LLC.

10.5*

Warrant Agreement dated as of August 28, 2013, by and between Daybreak Oil and Gas, Inc. and Maximilian Investors LLC.

99.1*

Press Release

*

Filed herewith.